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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 25, 2007



                                PVF Capital Corp.
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Ohio                         0-24948                   34-1659805
--------------------------      -----------------------    ---------------------
(State or Other Jurisdiction    Commission File Number       (I.R.S. Employer
    of Incorporation)                                        Identification No.)

              30000 Aurora Road, Solon, Ohio                 44139
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          (Address of Principal Executive Offices)         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (440) 248-7171
                                                           --------------

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
              ------------------------------------------

AGREEMENT AND PLAN OF MERGER
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         On September 25, 2007, United Community Financial Corp. ("United
Community"), The Home Savings and Loan Company of Youngstown, Ohio ("Home Savings"), PVF Capital Corp. ("PVFC") and Park View Federal Savings Bank ("Park View") entered into an Amendment to the Agreement and Plan of Merger, dated July 24, 2007 (the "Amendment"), which provided for the acquisition of PVFC and Park View by United Community (the "Merger"). The Amendment modified the definition of "Bank Merger" in the Agreement and Plan of Merger. Previously, the Agreement and Plan of Merger provided that after PVFC merged into United Community, Park View would merge into Home Savings, and Home Savings would be the surviving institution. The parties have decided to reverse the Bank Merger so that Home Savings will merge into Park View and UCFC's resulting financial institution will be a federal savings association that will change its name to "The Home Savings and Loan Company of Youngstown, Ohio." A copy of the Amendment is attached and incorporated herein by reference.

         United Community will be filing a Registration Statement on Form S-4 concerning the Merger with the SEC, which will include the joint prospectus/proxy statement that will be mailed to PVFC's and United Community's shareholders. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge, when filed, at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by PVFC will be available free of charge from the Secretary of PVFC at 30000 Aurora Road, Solon, Ohio, telephone (440) 248-7171. INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY BEFORE MAKING A DECISION CONCERNING THE MERGER. Copies of all recent proxy statements and annual reports of PVFC are also available free of charge from PVFC by contacting the company secretary.

         United Community, PVFC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies to approve the Merger. Additional information about the directors and executive officers of United Community may be obtained through the SEC's website from the definitive proxy statement filed by United Community with the SEC on March 23, 2007. Additional information about the directors and executive officers of PVFC may be obtained through the SEC's website from the definitive proxy statement filed by PVFC with the SEC on September 22, 2006. Additional information about participants in the proxy solicitation and their interests in the transaction will be contained in the prospectus/proxy statement to be filed with the SEC.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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        (d)   Exhibits

              Exhibit 2.1 Amendment to Agreement and Plan of Merger by and among United Community Financial Corp., The Home Savings and Loan Company of Youngstown, Ohio, PVF Capital Corp. and Park View Federal Savings Bank, dated September 25, 2007.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PVF CAPITAL CORP.



Date: October 1, 2007                  By: /s/ C. Keith Swaney
                                           -------------------------------------
                                           C. Keith Swaney
                                           President and Chief Financial Officer
                                           (Duly Authorized Representative)